INVESCO INTERNATIONAL GROWTH FUND                                SUB-ITEM 77Q3

DUE TO THE RESTRICTIONS IN THE FORMAT OF FORM N-SAR TO ALLOW REPORTING OF INFORMATION FOR MULTIPLE CLASSES OF SHARES, THIS EXHIBIT PROVIDES CLASS LEVEL INFORMATION FOR ITEMS 72DD, 73A, 74U AND 74V.

FOR PERIOD ENDING:  10/31/2017
FILE NUMBER:        811-6463
SERIES NO.:         1

72DD.  1   Total income dividends for which record date passed during the period. (000's Omitted)
           Class A                                                      $27,628
       2   Dividends for a second class of open-end company shares
           (000's Omitted)
           Class B                                                      $    36
           Class C                                                      $   671
           Class R                                                      $   945
           Class Y                                                      $49,645
           Class R5                                                     $22,280
           Class R6                                                     $13,429
73A.       Payments per share outstanding during the entire current
           period: (form nnn.nnnn)
       1   Dividends from net investment income
           Class A                                                      $0.3717
       2   Dividends for a second class of open-end company shares
           (form nnn.nnnn)
           Class B                                                      $0.1228
           Class C                                                      $0.1228
           Class R                                                      $0.2889
           Class Y                                                      $0.4562
           Class R5                                                     $0.4856
           Class R6                                                     $0.5153
74U.   1   Number of shares outstanding (000's Omitted)
           Class A                                                       65,458
       2   Number of shares outstanding of a second class of open-end company shares (000's Omitted)
           Class B                                                          126
           Class C                                                        4,313
           Class R                                                        2,756
           Class Y                                                       66,050
           Class R5                                                      41,442
           Class R6                                                      65,157
74V.   1   Net asset value per share (to nearest cent)
           Class A                                                      $ 36.61
       2   Net asset value per share of a second class of open-end
           company shares (to nearest cent)
           Class B                                                      $ 33.51
           Class C                                                      $ 33.55
           Class R                                                      $ 36.13
           Class Y                                                      $ 36.75
           Class R5                                                     $ 37.24
           Class R6                                                     $ 37.25

INVESCO GLOBAL SMALL & MID CAP GROWTH FUND                       SUB-ITEM 77Q3

DUE TO THE RESTRICTIONS IN THE FORMAT OF FORM N-SAR TO ALLOW REPORTING OF INFORMATION FOR MULTIPLE CLASSES OF SHARES, THIS EXHIBIT PROVIDES CLASS LEVEL INFORMATION FOR ITEMS 72DD, 73A, 74U AND 74V.

FOR PERIOD ENDING:  10/31/2017
FILE NUMBER:        811-6463
SERIES NO.:         3

72DD.  1   Total income dividends for which record date passed during the period. (000's Omitted)
           Class A                                                      $ 3,142
       2   Dividends for a second class of open-end company shares
           (000's Omitted)
           Class B                                                      $     0
           Class C                                                      $     0
           Class Y                                                      $   149
           Class R5                                                     $   141
           Class R6                                                     $    --
73A.       Payments per share outstanding during the entire current
           period: (form nnn.nnnn)
       1   Dividends from net investment income
           Class A                                                      $0.1239
       2   Dividends for a second class of open-end company shares
           (form nnn.nnnn)
           Class B                                                      $0.0003
           Class C                                                      $0.0003
           Class Y                                                      $0.1699
           Class R5                                                     $0.1938
           Class R6                                                     $    --
74U.   1   Number of shares outstanding (000's Omitted)
           Class A                                                       23,103
       2   Number of shares outstanding of a second class of open-end company shares (000's Omitted)
           Class B                                                          105
           Class C                                                        1,393
           Class Y                                                        1,073
           Class R5                                                         656
           Class R6                                                          15
74V.   1   Net asset value per share (to nearest cent)
           Class A                                                      $ 20.95
       2   Net asset value per share of a second class of open-end
           company shares (to nearest cent)
           Class B                                                      $ 17.22
           Class C                                                      $ 17.24
           Class Y                                                      $ 21.02
           Class R5                                                     $ 20.87
           Class R6                                                     $ 20.88

INVESCO GLOBAL GROWTH FUND                                       SUB-ITEM 77Q3

DUE TO THE RESTRICTIONS IN THE FORMAT OF FORM N-SAR TO ALLOW REPORTING OF INFORMATION FOR MULTIPLE CLASSES OF SHARES, THIS EXHIBIT PROVIDES CLASS LEVEL INFORMATION FOR ITEMS 72DD, 73A, 74U AND 74V.

FOR PERIOD ENDING:  10/31/2017
FILE NUMBER:        811-6463
SERIES NO.:         5

72DD.  1   Total income dividends for which record date passed during the period. (000's Omitted)
           Class A                                                      $ 1,037
       2   Dividends for a second class of open-end company shares
           (000's Omitted)
           Class Y                                                      $    74
           Class R5                                                     $     0
           Class R6                                                     $ 2,361
73A.       Payments per share outstanding during the entire current
           period: (form nnn.nnnn)
       1   Dividends from net investment income
           Class A                                                      $0.0944
       2   Dividends for a second class of open-end company shares
           (form nnn.nnnn)
           Class Y                                                      $0.1656
           Class R5                                                     $0.2079
           Class R6                                                     $0.2079
74U.   1   Number of shares outstanding (000's Omitted)
           Class A                                                       10,163
       2   Number of shares outstanding of a second class of open-end company shares (000's Omitted)
           Class B                                                           38
           Class C                                                          848
           Class Y                                                          650
           Class R5                                                           0
           Class R6                                                       9,602
74V.   1   Net asset value per share (to nearest cent)
           Class A                                                      $ 32.21
       2   Net asset value per share of a second class of open-end
           company shares (to nearest cent)
           Class B                                                      $ 29.47
           Class C                                                      $ 29.47
           Class Y                                                      $ 32.31
           Class R5                                                     $ 32.09
           Class R6                                                     $ 32.08

INVESCO ASIA PACIFIC GROWTH FUND                                 SUB-ITEM 77Q3

DUE TO THE RESTRICTIONS IN THE FORMAT OF FORM N-SAR TO ALLOW REPORTING OF INFORMATION FOR MULTIPLE CLASSES OF SHARES, THIS EXHIBIT PROVIDES CLASS LEVEL INFORMATION FOR ITEMS 72DD, 73A, 74U AND 74V.

FOR PERIOD ENDING:  10/31/2017
FILE NUMBER:        811-6463
SERIES NO.:         9

72DD.  1   Total income dividends for which record date passed during the period. (000's Omitted)
           Class A                                                      $ 4,223
       2   Dividends for a second class of open-end company shares
           (000's Omitted)
           Class B                                                      $     8
           Class C                                                      $   155
           Class Y                                                      $ 3,847
           Class R6                                                     $    --
73A.       Payments per share outstanding during the entire current
           period: (form nnn.nnnn)
       1   Dividends from net investment income
           Class A                                                      $0.2928
       2   Dividends for a second class of open-end company shares
           (form nnn.nnnn)
           Class B                                                      $0.0634
           Class C                                                      $0.0634
           Class Y                                                      $0.3706
           Class R6                                                     $    --
74U.   1   Number of shares outstanding (000's Omitted)
           Class A                                                       13,402
       2   Number of shares outstanding of a second class of open-end company shares (000's Omitted)
           Class B                                                           63
           Class C                                                        2,058
           Class Y                                                        7,229
           Class R6                                                       3,315
74V.   1   Net asset value per share (to nearest cent)
           Class A                                                      $ 36.95
       2   Net asset value per share of a second class of open-end
           company shares (to nearest cent)
           Class B                                                      $ 34.30
           Class C                                                      $ 34.08
           Class Y                                                      $ 37.07
           Class R6                                                     $ 37.10

INVESCO EUROPEAN GROWTH FUND                                     SUB-ITEM 77Q3

DUE TO THE RESTRICTIONS IN THE FORMAT OF FORM N-SAR TO ALLOW REPORTING OF INFORMATION FOR MULTIPLE CLASSES OF SHARES, THIS EXHIBIT PROVIDES CLASS LEVEL INFORMATION FOR ITEMS 72DD, 73A, 74U AND 74V.

FOR PERIOD ENDING:  10/31/2017
FILE NUMBER:        811-6463
SERIES NO.:         10

72DD.  1   Total income dividends for which record date passed during the period. (000's Omitted)
           Class A                                                      $ 7,018
       2   Dividends for a second class of open-end company shares
           (000's Omitted)
           Class B                                                      $    16
           Class C                                                      $   634
           Class R                                                      $   163
           Class Y                                                      $12,720
           Investor Class                                               $ 2,327
73A.       Payments per share outstanding during the entire current
           period: (form nnn.nnnn)
       1   Dividends from net investment income
           Class A                                                      $0.5281
       2   Dividends for a second class of open-end company shares
           (form nnn.nnnn)
           Class B                                                      $0.2370
           Class C                                                      $0.2370
           Class R                                                      $0.4311
           Class Y                                                      $0.6267
           Investor Class                                               $0.5400
74U.   1   Number of shares outstanding (000's Omitted)
           Class A                                                       12,375
       2   Number of shares outstanding of a second class of open-end company shares (000's Omitted)
           Class B                                                           28
           Class C                                                        2,381
           Class R                                                          335
           Class Y                                                       22,198
           Investor Class                                                 4,071
           Class R6                                                         115
74V.   1   Net asset value per share (to nearest cent)
           Class A                                                      $ 40.95
       2   Net asset value per share of a second class of open-end
           company shares (to nearest cent)
           Class B                                                      $ 37.96
           Class C                                                      $ 38.01
           Class R                                                      $ 40.76
           Class Y                                                      $ 41.06
           Investor Class                                               $ 40.86
           Class R6                                                     $ 41.09

INVESCO INTERNATIONAL CORE EQUITY FUND                           SUB-ITEM 77Q3

DUE TO THE RESTRICTIONS IN THE FORMAT OF FORM N-SAR TO ALLOW REPORTING OF INFORMATION FOR MULTIPLE CLASSES OF SHARES, THIS EXHIBIT PROVIDES CLASS LEVEL INFORMATION FOR ITEMS 72DD, 73A, 74U AND 74V.

FOR PERIOD ENDING:  10/31/2017
FILE NUMBER:        811-6463
SERIES NO.:         11

72DD.  1   Total income dividends for which record date passed during the period. (000's Omitted)
           Class A                                                      $   574
       2   Dividends for a second class of open-end company shares
           (000's Omitted)
           Class B                                                      $     4
           Class C                                                      $    73
           Class R                                                      $    29
           Class Y                                                      $    71
           Investor Class                                               $   164
           Class R5                                                     $    58
           Class R6                                                     $   528
73A.       Payments per share outstanding during the entire current
           period: (form nnn.nnnn)
       1   Dividends from net investment income
           Class A                                                      $0.1721
       2   Dividends for a second class of open-end company shares
           (form nnn.nnnn)
           Class B                                                      $0.0887
           Class C                                                      $0.0887
           Class R                                                      $0.1448
           Class Y                                                      $0.1999
           Investor Class                                               $0.1721
           Class R5                                                     $0.2146
           Class R6                                                     $0.2157
74U.   1   Number of shares outstanding (000's Omitted)
           Class A                                                        3,289
       2   Number of shares outstanding of a second class of open-end company shares (000's Omitted)
           Class B                                                           20
           Class C                                                          701
           Class R                                                          177
           Class Y                                                          492
           Investor Class                                                 1,148
           Class R5                                                         281
           Class R6                                                       1,271
74V.   1   Net asset value per share (to nearest cent)
           Class A                                                      $ 12.43
       2   Net asset value per share of a second class of open-end
           company shares (to nearest cent)
           Class B                                                      $ 12.45
           Class C                                                      $ 12.10
           Class R                                                      $ 12.44
           Class Y                                                      $ 12.65
           Investor Class                                               $ 12.63
           Class R5                                                     $ 12.36
           Class R6                                                     $ 12.35

INVESCO GLOBAL OPPORTUNITIES FUND                                SUB-ITEM 77Q3

DUE TO THE RESTRICTIONS IN THE FORMAT OF FORM N-SAR TO ALLOW REPORTING OF INFORMATION FOR MULTIPLE CLASSES OF SHARES, THIS EXHIBIT PROVIDES CLASS LEVEL INFORMATION FOR ITEMS 72DD, 73A, 74U AND 74V.

FOR PERIOD ENDING:  10/31/2017
FILE NUMBER:        811-6463
SERIES NO.:         12

72DD.  1   Total income dividends for which record date passed during the period. (000's Omitted)
           Class A                                                      $   149
       2   Dividends for a second class of open-end company shares
           (000's Omitted)
           Class C                                                      $    16
           Class R                                                      $     3
           Class Y                                                      $     7
           Class R5                                                     $     0
           Class R6                                                     $     0
73A.       Payments per share outstanding during the entire current
           period: (form nnn.nnnn)
       1   Dividends from net investment income
           Class A                                                      $0.1721
       2   Dividends for a second class of open-end company shares
           (form nnn.nnnn)
           Class C                                                      $0.0743
           Class R                                                      $0.1397
           Class Y                                                      $0.2062
           Class R5                                                     $0.2062
           Class R6                                                     $0.2062
74U.   1   Number of shares outstanding (000's Omitted)
           Class A                                                        1,186
       2   Number of shares outstanding of a second class of open-end company shares (000's Omitted)
           Class C                                                          337
           Class R                                                           31
           Class Y                                                          140
           Class R5                                                           1
           Class R6                                                           1
74V.   1   Net asset value per share (to nearest cent)
           Class A                                                      $ 16.57
       2   Net asset value per share of a second class of open-end
           company shares (to nearest cent)
           Class C                                                      $ 16.22
           Class R                                                      $ 16.46
           Class Y                                                      $ 16.63
           Class R5                                                     $ 16.64
           Class R6                                                     $ 16.63

INVESCO SELECT OPPORTUNITIES FUND                                SUB-ITEM 77Q3

DUE TO THE RESTRICTIONS IN THE FORMAT OF FORM N-SAR TO ALLOW REPORTING OF INFORMATION FOR MULTIPLE CLASSES OF SHARES, THIS EXHIBIT PROVIDES CLASS LEVEL INFORMATION FOR ITEMS 74U AND 74V.

FOR PERIOD ENDING:  10/31/2017
FILE NUMBER:        811-6463
SERIES NO.:         13

74U.  1   Number of shares outstanding (000's Omitted)
          Class A                                                         1,223
      2   Number of shares outstanding of a second class of open-end company shares (000's Omitted)
          Class C                                                         1,218
          Class R                                                            25
          Class Y                                                           901
          Class R5                                                            1
          Class R6                                                            1
74V.  1   Net asset value per share (to nearest cent)
          Class A                                                        $15.82
      2   Net asset value per share of a second class of open-end
          company shares (to nearest cent)
          Class C                                                        $15.24
          Class R                                                        $15.63
          Class Y                                                        $16.01
          Class R5                                                       $16.02
          Class R6                                                       $16.01

INVESCO INTERNATIONAL COMPANIES FUND                             SUB-ITEM 77Q3

DUE TO THE RESTRICTIONS IN THE FORMAT OF FORM N-SAR TO ALLOW REPORTING OF INFORMATION FOR MULTIPLE CLASSES OF SHARES, THIS EXHIBIT PROVIDES CLASS LEVEL INFORMATION FOR ITEMS 72DD, 73A, 74U AND 74V.

FOR PERIOD ENDING:  10/31/2017
FILE NUMBER:        811-6463
SERIES NO.:         14

72DD.  1   Total income dividends for which record date passed during the period. (000's Omitted)
           Class A                                                       $    32
       2   Dividends for a second class of open-end company shares
           (000's Omitted)
           Class C                                                       $     1
           Class R                                                             0
           Class Y                                                       $    32
           Class R5                                                            0
           Class R6                                                      $   586
73A.       Payments per share outstanding during the entire current
           period: (form nnn.nnnn)
       1   Dividends from net investment income
           Class A                                                       $0.0990
       2   Dividends for a second class of open-end company shares
           (form nnn.nnnn)
           Class C                                                       $0.0750
           Class R                                                       $0.0898
           Class Y                                                       $0.1172
           Class R5                                                      $0.1172
           Class R6                                                      $0.1172
74U.   1   Number of shares outstanding (000's Omitted)
           Class A                                                           418
       2   Number of shares outstanding of a second class of open-end company shares (000's Omitted)
           Class C                                                           168
           Class R                                                             5
           Class Y                                                           575
           Class R5                                                            1
           Class R6                                                        7,022
74V.   1   Net asset value per share (to nearest cent)
           Class A                                                       $ 13.01
       2   Net asset value per share of a second class of open-end
           company shares (to nearest cent)
           Class C                                                       $ 12.86
           Class R                                                       $ 12.95
           Class Y                                                       $ 13.04
           Class R5                                                      $ 13.04
           Class R6                                                      $ 13.03

INVESCO GLOBAL RESPONSIBILITY EQUITY FUND                        SUB-ITEM 77Q3

DUE TO THE RESTRICTIONS IN THE FORMAT OF FORM N-SAR TO ALLOW REPORTING OF INFORMATION FOR MULTIPLE CLASSES OF SHARES, THIS EXHIBIT PROVIDES CLASS LEVEL INFORMATION FOR ITEMS 74U AND 74V.

FOR PERIOD ENDING:  10/31/2017
FILE NUMBER:        811-6463
SERIES NO.:         15

72DD.  1   Total income dividends for which record date passed during the period. (000's Omitted)
           Class A                                                       $    --
       2   Dividends for a second class of open-end company shares
           (000's Omitted)
           Class C
           Class R                                                       $    --
           Class Y                                                       $    --
           Class R5                                                      $    --
           Class R6                                                      $    12
73A.       Payments per share outstanding during the entire current
           period: (form nnn.nnnn)
       1   Dividends from net investment income
           Class A                                                       $0.0599
       2   Dividends for a second class of open-end company shares
           (form nnn.nnnn)
           Class C                                                       $0.0190
           Class R                                                       $0.0463
           Class Y                                                       $0.0720
           Class R5                                                      $0.0720
           Class R6                                                      $0.0720
74U.   1   Number of shares outstanding (000's Omitted)
           Class A                                                            41
       2   Number of shares outstanding of a second class of open-end company shares (000's Omitted)
           Class C                                                            10
           Class R                                                             1
           Class Y                                                            15
           Class R5                                                            1
           Class R6                                                          381
74V.   1   Net asset value per share (to nearest cent)
           Class A                                                       $ 12.91
       2   Net asset value per share of a second class of open-end
           company shares (to nearest cent)
           Class C                                                       $ 12.83
           Class R                                                       $ 12.88
           Class Y                                                       $ 12.94
           Class R5                                                      $ 12.94
           Class R6                                                      $ 12.94